UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4888

DREYFUS SHORT INTERMEDIATE GOVERNMENT FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	11/30/05

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Dreyfus Short-Intermediate Government Fund

ANNUAL REPORT November 30, 2005

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses
With Those of Other Funds
8	Statement of Investments
11	Statement of Financial Futures
11	Statement of Options Written
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
23	Report of Independent Registered
Public Accounting Firm
24	Important Tax Information
25	Information About the Review and Approval
of the Fund’s Management Agreement
30	Board Members Information
32	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Short-Intermediate Government Fund, covering the 12-month period from December 1, 2004, through November 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s primary portfolio manager, Catherine Powers.

The U.S. economy demonstrated remarkable resiliency over the past six months, expanding at a steady pace despite the headwinds of soaring energy prices, higher interest rates and the dislocations caused by the Gulf Coast hurricanes. Low inflation expectations among U.S. investors and robust demand from overseas investors appear to have helped longer-term U.S. government securities withstand the potentially eroding effects of rising short-term interest rates. However, a rising federal funds rate has continued to put pressure on short-term bonds, and to a lesser extent, intermediate-term bonds.

As the end of 2005 approaches, the U.S. economy and financial markets may be reaching an inflection point. Investors’ reactions to a change in leadership at the Federal Reserve Board and the effects of higher fuel prices on the rate of inflation may set the tone for the U.S. bond market in 2006.As always, we encourage you to discuss these and other market forces with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter Chairman and Chief Executive Officer The Dreyfus Corporation December 15, 2005

DISCUSSION OF FUND PERFORMANCE

Catherine Powers, Primary Portfolio Manager

How did Dreyfus Short-Intermediate Government Fund perform relative to its benchmark?

For the 12-month period ended November 30, 2005, the fund achieved a total return of 1.85% .1 In comparison, the fund’s benchmark, the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 1.49% .2

Although short-term U.S. government securities were adversely affected by rising short-term interest rates during the reporting period, intermediate-term securities fared better due to generally low inflation expectations and robust investor demand. The fund produced higher returns than the Index, primarily due to relatively strong contributions from our yield-curve strategy as well as the fund’s holdings of mortgage-backed securities and Treasury Inflation Protected Securities (“TIPS”).

What is the fund’s investment approach?

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”). These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government. The fund generally maintains an average effective duration of three years or less.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors affected the fund’s performance?

The fund was primarily influenced by rising interest rates and low inflation expectations in a steadily recovering U.S. economy. In its ongoing attempt to forestall potential inflationary pressures by moving away from its previously accommodative monetary policy, the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates at each of eight meetings of its Federal Open Market Committee over the reporting period. As a result, the overnight federal funds rate climbed from 2% at the start of the reporting period to 4% at the end. As expected, rising interest rates eroded prices of short-term fixed-income securities. Contrary to previous tightening cycles, however, prices of most longer-term bonds rose compared to one year earlier.

We attribute the resilience of longer-term bonds partly to investors’ confidence in the Fed’s inflation-fighting abilities. Despite soaring energy prices during much of 2005, the “core” rate of inflation, which excludes energy and food, remained subdued. In addition, longer-term bond prices were buoyed by robust demand from foreign and domestic investors seeking competitive levels of income from high-quality securities. However, bond prices began to show signs of weakness toward the end of the reporting period amid evidence of stronger-than-expected economic growth, suggesting that investors might be growing more concerned about inflation.

Similar to previous periods of tightening monetary policy, the yield difference, or “spread,” between short- and long-term bonds narrowed over the course of the reporting period. In seeking to capitalize on a flattening curve, we implemented a “barbelled” yield-curve strategy, in which relatively concentrated positions near the short and long ends of the fund’s maturity range were established, and these positions generally outperformed intermediate bonds. Later in the reporting period, when it became clearer that the reduction in yield spreads was nearing its end, we adopted a more “bulleted” yield curve strategy that emphasized securities in the three- to five-year maturity range.

The fund also achieved relatively strong returns through its investments in mortgage-backed securities issued by U.S. government agencies, which are not represented in the Index.We focused primarily on 15-year fixed-rate mortgages and five-year balloon mortgages that offered incrementally higher yields than were available from U.S.Treasury secu-rities.We also allocated a portion of the fund’s assets to higher-yielding project loans issued by the Government National Mortgage Association (“Ginnie Mae”), which also helped bolster returns. Finally, at times during the reporting period, the fund held significant positions in TIPS, which gained value due to increases in the Consumer Price Index stemming from sharply higher oil and gas prices.

What is the fund’s current strategy?

We have maintained a defensive investment posture given that yield spreads are narrow across most fixed-income sectors. As we still expect a few more rate hikes by the Fed, the fund’s yield-curve and duration management strategies are close to those of the Index. Opportunistically, we are overweight in TIPS as inflation accruals have been unusually high with the rise in energy prices. In the mortgage-backed securities market, we have favored shorter-term securities with minimal convexity risk. In our view, these are prudent strategies in an environment of low-risk premiums.

December 15, 2005

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years) Index
is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Short-Intermediate

Government Fund and the Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index

Average Annual Total Returns	as of 11/30/05
	1 Year	5 Years	10 Years

Fund	1.85%	3.28%	4.32%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Short-Intermediate Government Fund on 11/30/95 to a $10,000 investment made in the Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years) Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph takes into account fees and expenses.The Index, unlike the fund, is an unmanaged performance benchmark for Treasury securities with maturities of 1-3 years; issues in the Index must have par amounts outstanding greater than or equal to $1 billion.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from June 1, 2005 to November 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2005

Expenses paid per $1,000 †	$ 3.67
Ending value (after expenses)	$1,004.90

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2005

Expenses paid per $1,000 †	$ 3.70
Ending value (after expenses)	$1,021.41

† Expenses are equal to the fund’s annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS November 30, 2005
	Principal
Bonds and Notes—97.2%	Amount ($)	Value ($)

U.S. Government—65.2%
U.S. Treasury Inflation Protected Securities,
3.375%, 1/15/2007	18,738,644 [a]	18,917,616
U.S. Treasury Notes:
1.5%, 3/31/2006	19,300,000	19,140,929
1.625%, 2/28/2006	14,465,000 [b]	14,388,162
2.25%, 2/15/2007	9,160,000	8,929,168
2.5%, 9/30/2006	29,465,000	29,011,534
3%, 12/31/2006	77,905,000	76,744,995
3.5%, 2/15/2010	9,630,000	9,289,945
		176,422,349
U.S. Government Agencies—5.4%
Federal Home Loan Banks,
Bonds, 4.125%, 2007	5,550,000	5,491,781
Federal National Mortgage Association:
Notes, 0%, 5/15/2014	9,600,000	6,329,472
Notes, 4.375%, 9/7/2007	2,775,000	2,755,880
		14,577,133
U.S. Government Agencies/Mortgage-Backed—26.6%
Federal Home Loan Mortgage Corp.:
3.5%, 9/1/2010	410,109	390,884
4%, 1/01/2010-4/1/2010	21,140,554	20,612,922
4.5%, 2/1/2010	1,890,411	1,865,004
5%, 5/1/2010-7/1/2010	4,844,757	4,841,705
Structured Pass-Through Cfts.,
Ser. T-007, Cl. A6, 7.03%, 8/25/2028	709,896	708,711
Federal National Mortgage Association:
4%, 2/1/2010-5/1/2010	2,739,058	2,651,737
5%, 2/1/2018-5/1/2018	5,795,759	5,723,441
6%	4,325,000 [c]	4,416,906
6%, 10/1/2013	2,849,332	2,911,647
REMIC, Trust Gtd. Pass-Through Ctfs.,
Ser. 2003-54, Cl PB, 4%, 9/25/2017	1,106,126	1,102,480
Whole Loan:
Ser. 2001-W1, Cl. AF6, 6.802%, 7/25/2031	2,138,905	2,133,858
Ser. 2001-W2, Cl. AF6, 6.089%, 10/25/2031	4,388,059	4,390,998

8

	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association:
Ser. 2003-96, Cl. B, 3.6072%, 8/16/2018	580,000	563,528
Ser. 2004-43, Cl. A, 2.822%, 12/16/2019	635,993	607,716
Ser. 2004-51, Cl. A, 4.145%, 2/16/2018	486,238	476,794
Ser. 2004-77, Cl. A, 3.402%, 3/16/2020	1,276,254	1,231,985
Ser. 2004-97, Cl. AB, 3.084%, 4/16/2022	751,946	719,787
Ser. 2005-29, Cl. A, 4.016%, 7/16/2027	987,579	960,361
Ser. 2005-32, Cl. B, 4.385%, 8/16/2030	1,050,000	1,029,168
Ser. 2005-34, Cl. A, 3.956%, 9/16/2021	1,249,822	1,222,521
Ser. 2005-42, Cl. A, 4.045%, 7/16/2020	1,423,283	1,392,978
Ser. 2005-50, Cl. A, 4.015%, 11/16/2026	1,362,968	1,328,843
Ser. 2005-52, Cl. A, 4.287%, 1/16/2030	565,579	554,058
Ser. 2005-59, Cl. A, 4.388%, 5/16/2023	486,596	478,757
Ser. 2005-67, Cl. A, 4.217%, 6/16/2021	1,986,314	1,949,014
Ser. 2005-79, Cl. A, 3.998%, 10/16/2033	674,124	654,883
Ser. 2005-87, Cl. A, 4.449%, 5/16/2025	800,000	786,440
Ser. 2005-90, Cl. A, 3.76%, 9/16/2028	1,400,000	1,350,344
U.S. Government Gtd. Development Participation Ctfs.,
(Gtd. By Small Business Administration)
Ser. 1997-20G, Cl.1, 6.85%, 7/1/2017	4,316,469	4,523,532
Vendee Mortgage Trust II,
Ser. 2001-1, Cl. H, 7%, 2007	466,927	472,607
		72,053,609
Total Bonds and Notes
(cost $265,032,262)		263,053,091

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Put Options;
U.S. Treasury Notes, 4.25%, 8/15/2015
February 2006 @ 97.171
(cost $34,313)	2,745,000	23,525

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Short-Term Investments—4.3%	Amount ($)	Value ($)

U.S. Government Agency—2.2%
Federal National Mortgage Association,
3.9364%, 12/15/2005	4,475,000	4,468,213
Federal Reserve Bank,
3.99%, 12/30/2005	1,350,000	1,345,661
		5,813,874
U.S. Treasury Bills—2.1%
3.54%, 1/26/2006	5,725,000	5,692,196
Total Short-Term Investments
(cost $11,506,235)		11,506,070

Total Investments (cost $276,572,810)	101.5%	274,582,686
Liabilities, Less Cash and Receivables	(1.5%)	(3,997,886)
Net Assets	100.0%	270,584,800

[a] Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[b] Partially held by a broker as collateral for open financial futures positions.
[c] Purchased on a forward commitment basis.

Portfolio Summary†

	Value (%)		Value (%)

U.S. Government	65.2	Short-Term Investments	4.3
U.S. Government Agencies	5.4	Futures/Options	.1
U.S. Government Agencies/
Mortgage Backed	26.6		101.6

† Based on net assets. See notes to financial statements.

STATEMENT OF FINANCIAL FUTURES November 30, 2005
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 11/30/2005 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	230	47,171,563	March 2006	(25,157)
U.S. Treasury 10 Year Notes	25	2,713,281	March 2006	(16,992)
Financial Futures Short
U.S. Treasury 5 Year Notes	95	10,064,063	March 2006	46,758
U.S. Treasury 30 Year Bonds	70	7,859,688	December 2006	215,313
				219,922

See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN November 30, 2005
	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
March 2006 10 Year Future
January 2006 @ 111	5,000,000	6,250
U.S. Treasury Notes, 4.25%, 8/15/2015
December 2005 @ 102.796875	5,555,000	1
Put Options:
March 2006 10 Year Future
January 2006 @ 107	5,000,000	16,406
U.S. Treasury Notes, 4.25%, 8/15/2015
December 2005 @ 98.046875	5,555,000	26,664
U.S. Treasury Notes, 4.25%, 8/15/2015
February 2006 @ 95.609	5,490,000	18,446
(Premiums received $99,254)		67,767

See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES November 30, 2005
	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	276,572,810	274,582,686
Cash		540,635
Receivable for investment securities sold		19,478,773
Interest receivable		2,092,973
Receivable for shares of Beneficial Interest subscribed		12,551
Prepaid expenses		11,007
		296,718,625

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		124,944
Payable for investment securities purchased		24,334,958
Payable for shares of Beneficial Interest redeemed		1,497,455
Outstanding options written, at value (premiums
received $99,254)—See Statement of Options Written		67,767
Payable for futures variation margin—Note 4		10,703
Accrued expenses		97,998
		26,133,825

Net Assets ($)		270,584,800

Composition of Net Assets ($):
Paid-in capital		323,453,318
Accumulated undistributed investment income—net		1,269,062
Accumulated net realized gain (loss) on investments		(52,398,865)
Accumulated net unrealized appreciation (depreciation)
on investments (including $219,922 net unrealized
appreciation on financial futures)		(1,738,715)

Net Assets ($)		270,584,800

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		26,018,795
Net Asset Value, offering and redemption price per share ($)		10.40

See notes to financial statements.

12

STATEMENT OF OPERATIONS Year Ended November 30, 2005
Investment Income ($):
Interest Income	9,608,602
Expenses:
Management fee—Note 3(a)	1,475,423
Shareholder servicing costs—Note 3(b)	552,213
Professional fees	57,763
Prospectus and shareholders’ reports	34,899
Registration fees	29,638
Custodian fees—Note 3(b)	23,259
Trustees’ fees and expenses—Note 3(c)	10,769
Loan commitment fees—Note 2	1,333
Miscellaneous	17,113
Total Expenses	2,202,410
Less—reduction in custody fees due to earnings credit—Note 1(b)	(41,383)
Net Expenses	2,161,027
Investment Income—Net	7,447,575

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(488,977)
Net realized gain (loss) on financial futures	(183,144)
Net realized gain (loss) on options transactions	31,138
Net Realized Gain (Loss)	(640,983)
Net unrealized appreciation (depreciation) on investments
and options transactions (including $255,750
net unrealized appreciation on financial futures)	(1,328,761)
Net Realized and Unrealized Gain (Loss) on Investments	(1,969,744)
Net Increase in Net Assets Resulting from Operations	5,477,831

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2005	2004

Operations ($):
Investment income—net	7,447,575	7,237,884
Net realized gain (loss) on investments	(640,983)	(5,179,115)
Net unrealized appreciation
(depreciation) on investments	(1,328,761)	(2,755,050)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,477,831	(696,281)

Dividends to Shareholders from ($):
Investment income—net	(9,665,847)	(10,045,295)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	55,516,689	77,011,415
Dividends reinvested	8,587,766	8,884,194
Cost of shares redeemed	(126,344,864)	(179,976,127)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(62,240,409)	(94,080,518)
Total Increase (Decrease) in Net Assets	(66,428,425)	(104,822,094)

Net Assets ($):
Beginning of Period	337,013,225	441,835,319
End of Period	270,584,800	337,013,225
Undistributed investment income—net	1,269,062	1,213,644

Capital Share Transactions (Shares):
Shares sold	5,292,591	7,205,415
Shares issued for dividends reinvested	818,440	833,871
Shares redeemed	(12,030,761)	(16,857,272)
Net Increase (Decrease) in Shares Outstanding	(5,919,730)	(8,817,986)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended November 30, 2002, was to decrease net investment income per share by $.06, increase net realized and unrealized gain (loss) on investments per share by $.06 and decrease the ratio of net investment income to average net assets from 3.54% to 3.04%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	The portfolio turnover rate excluding mortgage dollar roll transactions for the periods ended November 30, 2005 and
November 30,2004 were 231.83% and 1,076.53%, respectively.
See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income.The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S.Treasury Bills), financial futures and options) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At November 30,2005,the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,481,338, accumulated capital losses $51,660,784 and unrealized depreciation $2,270,190.In addition, the fund had $418,882 of capital losses realized after October 31, 2005, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to November 30, 2005. If not applied, $4,454,301 of the carryover expires in fiscal 2006, $16,361,703 expires in fiscal 2007, $5,954,353 expires in fiscal 2008, $11,118,684 expires in fiscal 2010, $10,918,861 expires in fiscal 2012 and $2,852,882 expires in fiscal 2013.The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund’s merger with Dreyfus U.S.Treasury Short Term Fund in fiscal 2001.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2005 and November 30, 2004 were as follows: ordinary income $9,665,847 and $10,045,295, respectively.

During the period ended November 30, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for amortization of premiums, treasury inflation protected securities, paydown gains and losses on mortgage-backed securities and expiration of capital loss carryovers, the fund increased accumulated undistributed investment income-net by $2,273,690, increased accumulated net realized gain (loss) on investments by $1,216,266 and decreased paid-in capital by $3,489,956. Net assets were not affected by this reclassification.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2005, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess expenses. During the period ended November 30, 2005, there was no expense reimbursement pursuant to the Agreement.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2005, the fund was charged $190,811 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2005, the fund was charged $155,273 pursuant to the transfer agency agreement.

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2005, the fund was charged $23,259 pursuant to the custody agreement.

During the period ended November 30, 2005, the fund was charged $3,453 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $95,396, shareholder services plan fees $2,000, chief compliance officer fees $1,548 and transfer agency per account fees $26,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options transactions during the period ended November 30, 2005, amounted to $685,221,354 and $704,040,950, respectively, of which $19,262,070 in purchases and $19,278,522 in sales were from dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, the fund recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 2005, are set forth in the Statement of Financial Futures.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates. The following summarizes the fund’s call/put options written for the period ended November 30, 2005:

At November 30, 2005, the cost of investments for federal income tax purposes was $276,885,476; accordingly, accumulated net unrealized depreciation on investments was $2,302,790,consisting of $447,958 gross unrealized appreciation and $2,750,748 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees Dreyfus Short-Intermediate Government Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Short-Intermediate Government Fund, including the statements of investments, options written and financial futures, as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of November 30, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Government Fund at November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 11, 2006

The Fund 23

IMPORTANT TAX INFORMATION (Unaudited)

For state individual income tax purposes, the fund hereby designates 66.41% of the ordinary income dividends paid during its fiscal year ended November 30, 2005 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Colombia.

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At separate meetings of the Board of Trustees for the fund held on July 12-13, 2005, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including that of the Fund. The Board also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance, management fee and expense ratio and placed significant emphasis on comparisons to a group of comparable funds and Lipper

The Fund 25

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

category averages, as applicable.The group of comparable funds was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the Fund.The Board members discussed the results of the comparisons for various periods ended May 31, 2005, and noted that for the 3-year and 10-year periods, the fund’s income yield performance was above the Lipper category average, ranked in the top half of the Lipper category and was above the comparison group average and ranked in the top half of the comparison group.The Board further noted that the income yield performance ranked in the middle of the comparison group for the 5-year period and was ranked in the bottom half of the comparison group for the 1-year period.The fund’s total return performance for the 1-year period was above the Lipper category average, ranked in the top half of the Lipper category and was above the comparison group average and ranked in the top half of the comparison group.The fund’s total return performance was below the comparison group average for the 3-year, 5-year and 10-year periods (although ranked just below the comparison group average in each instance), was ranked in the bottom half of the comparison group for the 3-year and 5-year periods and was ranked in the middle of the comparison group for the 10-year period.The Board also noted that the fund’s more recent 3-month and 5-month total return performance was above the Lipper category average and ranked in the top half of the comparison group and Lipper category.The Board members noted that a new portfolio management team for the fund was appointed in January 2005.The Board members also discussed the fund’s management fee and expense ratio, and reviewed the range of management fees and expense ratios for the funds in the comparison group.The fund’s management fee ranked in the bottom half (i.e., was higher than most others) of the comparison group funds.The Board noted that the fund’s total expense ratio was the same as the comparison group but lower than the Lipper category averages.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, poli-

cies and strategies as the fund of which there was one (the “Similar Fund”), and noted that there were no separate accounts managed or sub-advised by the Manager or its affiliates with similar investment objective, policies and strategies as the fund. The Similar Fund was a mutual fund included in the “Short U.S. Government Funds” funds category by Lipper.The Board analyzed the differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided. The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, including the decline in fund assets, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

The Fund 27

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Trustees expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board concluded that it generally was satisfied with the fund’s income yield performance as compared to the Lipper category and comparison group, and with the fund’s total return performance, as well as with the change in the Fund’s portfolio management team which occurred in January 2005.
  The Board concluded that the fee paid by the fund to the Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services provided and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the management of the fund had been adequately considered by the Manager in con- nection with the management fee rate charged to the fund, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 29

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62)
Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• The Muscular Dystrophy Association, Director
• Levcor International, Inc., an apparel fabric processor, Director
• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
• Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-
related services to homes and businesses, Director
No. of Portfolios for which Board Member Serves: 193
———————
Clifford L. Alexander, Jr. (72)
Board Member (2003)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm ( January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director
No. of Portfolios for which Board Member Serves: 66
———————
Lucy Wilson Benson (78)
Board Member (1990)
Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 40

David W. Burke (69)
Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director
No. of Portfolios for which Board Member Serves: 84
———————
Whitney I. Gerard (71)
Board Member (1989)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 38
———————
Arthur A. Hartman (79)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates Inc., Senior Consultant
No. of Portfolios for which Board Member Serves: 38
———————
George L. Perry (71)
Board Member (1990)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution
No. of Portfolios for which Board Member Serves: 38
———————
Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o
The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board
Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 31

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since March 2000.

Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 60 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, Executive Vice President since November 2002.

Chief Investment Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 184 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 52 years old and has been an employee of the Manager since January 2000.

MARK N. JACOBS, Vice President since March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Money Market Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 37 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 200 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 48 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money Laundering Compliance Officer since October 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 196 portfolios) managed by the Manager. He is 35 years old and has been an employee of the Distributor since October 1998.

The Fund 33

For More Information

Dreyfus Short-Intermediate	Transfer Agent &
Government Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	Dreyfus Service Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation 0542AR1105

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $25,620 in 2004 and $27,772 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $4,500 in 2004 and $0 in 2005. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $178,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,674 in 2004 and $2,984 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or

FORM N-CSR

Item 1. Reports to Stockholders.

Item 2. Code of Ethics.

Item 3. Audit Committee Financial Expert.

Item 4. Principal Accountant Fees and Services

administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $450 in 2004 and $364 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $653,655 in 2004 and $917,339 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS SHORT INTERMEDIATE GOVERNMENT FUND

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	January 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	January 27, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	January 27, 2006

EXHIBIT INDEX

(a)(1)	Code of ethics referred to in Item 2.

(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)